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                                                                    Exhibit 10.6

              MOTOR VEHICLE EMISSIONS INSPECTION AND MAINTENANCE PROGRAM
                                   Amendment No. 5

THIS AGREEMENT dated for reference the l4th day of August, 1992.

BETWEEN:

          HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA represented by the Superintendent of Motor Vehicles, Ministry of Attorney General

          (the "Province")

                                  OF THE FIRST PART

AND:

          EBCO-HAMILTON TEST SYSTEMS LTD., EBCO AUTOMOTIVE TESTING HOLDINGS LTD. and HAMILTON TEST SYSTEMS (B.C.) LTD., carrying on business as EBCO-HAMILTON PARTNER , a general partnership registered in accordance with the laws of the Province of British Columbia under No. 121626-91 and having an office at 2120 Van Dyke Place, Richmond, British Columbia, V6V 1X9

          (the "Contractor")

                                  OF THE SECOND PART

WHEREAS:

A. By an agreement dated for reference the 30th day of August, 1991 and entitled the MOTOR VEHICLE EMISSIONS INSPECTION AND MAINTENANCE PROGRAM ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assumption Agreement"), the Contractor assumed the obligations under the agreement dated for reference the 15th day of April, 1991, between the Province and Ebco-Hamilton Test Systems Ltd., as amended on May 15, 1991 (Amendment No. 1) and May 31, 1991 (Amendment No. 2), by letter agreements, which, inter alia, provides for the Motor Vehicle Emissions Inspection and Maintenance Program established by the Superintendent of Motor Vehicles for the purpose of certifying compliance of motor vehicles with regulations concerning motor vehicle air pollution emissions which agreement was further amended by an agreement dated for reference the 13th day of December, 1991 and entitled the Motor Vehicle Emissions Inspection and Maintenance Program Amendment No. 3, and further amended by an agreement dated for reference the 1st day of April, 1992 and entitled Motor Vehicle Emissions Inspection and Maintenance Program Amendment No. 4 (such agreement as amended and the Assumption Agreement being hereinafter collectively referred to as the "Contract").


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B.   The parties wish to amend the payment mechanism set out in Schedule "2",
     Contract Fee Schedule of the Contract.

NOW THEREFORE in consideration of the premises and the covenants, agreements, representations and warranties hereinafter contained, the parties agree as follows:

DEFINITIONS

1. In this Agreement those terms that are defined in the Contract and used in this Agreement:

     (a) are hereby incorporated by reference in this Agreement as if set out at length in this Agreement; and

     (b) will have the respective meanings assigned to them as in the Contract unless the context otherwise required or unless otherwise defined in this Agreement.

REPRESENTATIONS AND WARRANTIES

2.   The Contractor represents and warrants to the Province that:

     (a) all of the representations and warranties made in the Contract are true and correct;

     (b) the Contract has been performed in accordance with its terms to the date hereof and there is no Event of Default outstanding at the date hereof;

     (c) it is a subsisting partnership constituted solely of the Partners as disclosed in the "Declaration for Partnership and Business Name" filed in the office of the Registrar of Companies of British Columbia on July 29, 1991, and it is not a Limited Partnership under Part 3 of the PARTNERSHIP ACT of British Columbia;

     (d) it has the power and authority to enter into this Agreement and to observe, perform and comply with the terms of the Contract as amended by this Agreement;

     (e) all necessary proceedings have been taken and done to authorize the execution and delivery of this Agreement by the Contractor; and

     (f) this Agreement has been legally and properly executed by the Contractor and the Contract as amended by this Agreement is legally binding upon and enforceable against the Contractor, and is legally binding and enforceable, jointly and severally, against the Partners, in accordance with its terms.


                                         -2-
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AMENDMENTS

3.   The Contract is amended as follows:

     (a) by replacing paragraph 1 of Schedule "2", Contract Fee Schedule, with the following:

          "1.  FEE COLLECTION AND DEPOSIT AND CONTRACTOR PAYMENT

          The Contractor shall collect all fees to be paid at the time of inspection at the Vehicle Emissions Inspection Centres. Fees collected shall be $15.00 (plus Goods and Services Tax if it is determined to be applicable) per emissions inspection, whether a first inspection or a reinspection. Additional fees may be collected for combined safety and emissions inspection provided the motorist volunteers for the safety inspection as provided in paragraph 8 below. The Contractor shall allow fee payment by cash or approved cheques. (Contractor will develop criteria for approving cheques). From time to time the Superintendent may change the amount of the fees to be collected by the Contractor so long as the fees collected, in combination with other appropriated monies, are adequate to compensate the Contractor according to the Terms of this Agreement.

          The Contractor shall deposit the amount of all fees collected to an account designated by the Contractor for such purpose. Deposit of the fees collected by the Contractor shall be made in a manner approved by the Program Administrator to allow reconciliation of the fees collected by the Contractor to amounts deposited. The Contractor shall transfer to an account designated by the Province the amount of the fees collected less the amount due the Contractor from the fees collected. The Contractor shall transfer to the Province that net amount prior to the end of the banking business day following the day of the collection.

          All fees collected by the Contractor are the responsibility of the Contractor until they are deposited to the Province's account. The Contractor shall take whatever steps are necessary to ensure the security of collected fees, and shall reimburse the Province for any monies due the Province that are lost, stolen, destroyed, or not deposited to the Province's account for any other reason.";

     (b) by deleting the date "June 30, 1999" in both subsection 14.07(f) and in section 26.05 and substituting the date "August 31, 1999" in both cases; and

     (c) by deleting the phrase "giving possession" in subsection 14.02(d) and substituting the phrase "taking possession".

RATIFICATION

4. The Contract, as amended by this Agreement, is hereby ratified and confirmed by the Province and the Contractor.


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HEADINGS

5. The headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in no way define, limit or enlarge the scope of any provision of this Agreement.

DULY EXECUTED by the Superintendent of Motor Vehicles, on behalf of Her Majesty the Queen in Right of the Province of British Columbia and by Ebco-Hamilton Partners by its authorized representatives, Ebco-Hamilton Test Systems Ltd., Ebco Automotive Testing Holdings Ltd. and Hamilton Test Systems (B.C.) Ltd., as of the date first above written.

SIGNED on behalf of Her Majesty the     )
Queen in Right of the Province of       )
British Columbia by the Superintendent  )
of Motor Vehicles in the presence of:   )
                                        )
 /s/ Peter Burleigh                     )            [ILLEGIBLE]
--------------------------------        )    ----------------------------------
(Name) Peter Burleigh                   )    Superintendent of Motor Vehicles
                                        )
  Deputy Superintendant of              )
  Motor Vehicles                        )
--------------------------------        )
(Title)                                 )
                                        )
                                        )    Dated     August 27, 1992
                                        )           ---------------------------


EBCO-HAMILTON PARTNERS by its authorized representatives, Ebco-Hamilton Test
Systems Ltd., Ebco Automotive Testing
Holdings Ltd. and Hamilton Test Systems
(B.C.) Ltd.:

THE COMMON SEAL of EBCO-HAMILTON        )
TEST SYSTEMS LTD., was hereunto         )
affixed in the presence of:             )
                                        )
                                        )
         [ILLEGIBLE]                    )
--------------------------------        )    C/S
(Name)                                  )
                                        )
         President                      )
--------------------------------        )
(Title)                                 )
                                        )


                                         -4-
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THE COMMON SEAL of EBCO AUTOMOTIVE      )
TESTING HOLDINGS LTD. was hereunto      )
affixed in the presence of:             )
                                        )
                                        )
         [ILLEGIBLE]                    )
--------------------------------        )    C/S
(Name)                                  )
                                        )
         President                      )
--------------------------------        )
(Title)                                 )
                                        )






THE COMMON SEAL of HAMILTON             )
TEST SYSTEMS (B.C.) LTD. was hereunto   )
affixed in the presence of:             )
                                        )
                                        )
         [ILLEGIBLE]                    )
--------------------------------        )    C/S
(Name)   President                      )
                                        )
                                        )
--------------------------------        )
(Title)                                 )
                                        )



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